                                                     EXHIBIT 99.1

TELEDYNE FLUID SYSTEMS' NITROGEN BUSINESS UNIT AUDITED FINANCIAL
 STATEMENTS, FOR THE YEAR ENDED DECEMBER 31, 1998 WITH REPORT OF
                      INDEPENDENT AUDITORS.






                  Audited Financial Statements

                     Teledyne Fluid Systems'
                      Nitrogen Business Unit

              For the year ended December 31, 1998
               with Report of Independent Auditors

         Teledyne Fluid Systems' Nitrogen Business Unit
                  Audited Financial Statements
                  Year ended December 31, 1998





Contents

Report of Independent Auditors                         1

Audited Financial Statements

Balance Sheet                                          2
Statement of Income and Comprehensive Income           3
Statement of Cash Flow                                 4
Notes to Audited Financial Statements                  5

                 Report of Independent Auditors

Board of Directors
Barnes Group Inc.

We have audited the accompanying balance sheet of Teledyne Fluid Systems' Nitrogen Business Unit (the "Company") as of December 31, 1998 and the related statements of income and comprehensive income and cash flow for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teledyne Fluid Systems' Nitrogen Business Unit at December 31, 1998, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.

                                       Ernst & Young LLP

                                   /s/ ERNST & YOUNG LLP

Pittsburg, Pennsylvania
October 8, 1999






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

         Teledyne Fluid Systems' Nitrogen Business Unit
                          Balance Sheet
                        December 31, 1998
                         (000's omitted)
Assets
Current assets:
 Cash and cash equivalents                            $  4,764
 Accounts receivable, net                                8,633
 Inventory, net                                          5,116
 Due from affiliates                                     2,320
 Prepaid expenses                                           78
 Deferred tax asset                                        385
                                                      --------
Total current assets                                    21,296

Land                                                       201
Buildings                                                4,411
Equipment                                               18,904
                                                      --------
                                                        23,516
Accumulated depreciation                               (14,601)
                                                      --------
 Net property, plant and equipment                       8,915
Goodwill-net                                               899
Deferred tax asset                                         127
Other assets                                               307
                                                      --------
Total assets                                          $ 31,544
                                                      ========

Liabilities and stockholder's equity
Liabilities:
 Accounts payable                                     $  3,360
 Accrued liabilities                                     3,100
 Foreign income tax liability                            2,022
 Deferred tax liability                                    415
                                                      --------
Total current liabilities                                8,897
Notes payable and long term debt                           124
Deferred tax liability                                     205
                                                      --------
Total liabilities                                        9,226

Stockholder's equity
Net advances from Allegheny Teledyne Incorporated       23,534
Accumulated other comprehensive income                  (1,216)
                                                      --------
Total stockholder's equity                              22,318
                                                      --------
Total liabilities and stockholder's equity            $ 31,544
                                                      ========

                     See accompanying notes.

         Teledyne Fluid Systems' Nitrogen Business Unit
          Statement of Income and Comprehensive Income
                  Year ended December 31, 1998
                         (000's omitted)


Sales                                                 $  47,408
Cost of sales                                            28,917
                                                      ---------
Gross profit                                             18,491

Selling, general and administrative expenses              8,318
                                                      ---------
Earnings before other income                             10,173

Other income:
 Interest income                                             76
 Other income                                                16
                                                      ---------

Income before income taxes                               10,265
Income taxes                                              3,666
                                                      ---------
Net income                                                6,599

Other comprehensive income, net of tax:
 Foreign currency translation adjustments                  (808)
 Realized gain included in net income                       (16)
                                                      ---------
Comprehensive income                                  $   5,775
                                                      =========

See accompanying notes.


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

         Teledyne Fluid Systems' Nitrogen Business Unit
                     Statement of Cash Flow
                  Year ended December 31, 1998
                         (000's omitted)


Operating activities:
 Net income                                           $  6,599
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation and amortization                         1,659
   Deferred income taxes                                   272
 Change in operating assets and liabilities:
  Accounts receivable                                   (1,112)
  Due from affiliates                                   (1,854)
  Inventories                                              358
  Accounts payable                                       1,440
  Other                                                     28
                                                      --------
Cash provided by operating activities                    7,390

Investing activities:
 Purchases of property, plant and equipment             (3,078)
                                                      --------
 Cash used in investing activities                      (3,078)

Financing activities:
 Net advances to Allegheny Teledyne Incorporated        (1,147)
                                                      --------
 Cash used in financing activities                      (1,147)

Effect of foreign currency exchange rate changes on
 cash and cash equivalents                                (808)
                                                      --------
Net increase in cash and cash equivalents                2,357

Cash and cash equivalents at beginning of year           2,407
                                                      --------
Cash and cash equivalents at end of year              $  4,764
                                                      ========

See accompanying notes.


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

         Teledyne Fluid Systems' Nitrogen Business Unit
              Notes to Audited Financial Statements
                        December 31, 1998

(All dollar amounts included in the notes are stated in thousands except per share data.)

1. Summary of Significant Accounting Policies

Basis of Combination

Teledyne Fluid Systems' Nitrogen Business Unit (the Company or the Nitrogen Business Unit) consists of the Hyson, Kaller and Stromsholmen facilities of Teledyne Fluid Systems' Division of Teledyne Industries, Inc., a wholly owned subsidiary of Allegheny Teledyne Incorporated (Allegheny Teledyne). The Nitrogen Business Unit has no separate legal existence.

The accompanying financial statements have been prepared solely to comply with the requirements of the Securities and Exchange
Commission (for inclusion in the Barnes Group Inc.'s current report on Form 8-k(a).)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

Revenue Recognition

Sales of nitrogen gas springs are recognized as product sales when the unit is shipped and title has passed to the customer.

Inventories

Inventories are stated at the lower of cost (last-in, first-out;
and first-in, first-out cost methods) or market. Costs include direct material, direct labor and applicable manufacturing and engineering overhead, and other direct costs.

Income Taxes

Provision for income taxes includes deferred taxes resulting from temporary differences in income for financial and tax purposes using the liability method. Such temporary differences result primarily from differences in the carrying value of assets and liabilities.

         Teledyne Fluid Systems' Nitrogen Business Unit
        Notes to Audited Financial Statements (continued)


1. Summary of Significant Accounting Policies (continued)

Accounts Receivable

Accounts receivable is presented net of a reserve for doubtful accounts of $28 at December 31, 1998. The Company markets its products and services principally throughout the United States, Europe and Asia. Trade credit is extended based upon evaluation of each customer's ability to perform its obligations, which are updated periodically.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. The method of depreciation adopted for all property placed into service after June 30, 1996 is the straight-line method. For buildings and equipment acquired prior to July 1, 1996, depreciation is computed using a combination of accelerated and straight-line methods.

Foreign Currency Translation

The Company's Stromsholmen entity's accounts are measured using local currency as the functional currency. Assets and liabilities are translated at the exchange rate in affect at year-end. Revenues and expenses are translated at the rates of exchange prevailing during the year. Translation adjustments arising from differences in exchange rates from period to period are reflected in accumulated other comprehensive income within stockholder's equity.

2. Accounts Receivable

Accounts receivable is summarized as follows at December 31, 1998:

    Trade accounts receivable                         $  8,608
    Other receivables                                       53
    Reserve for doubtful accounts                          (28)
                                                      --------
    Total accounts receivable                         $  8,633
                                                      ========






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
         Teledyne Fluid Systems' Nitrogen Business Unit
        Notes to Audited Financial Statements (continued)


3. Inventories

Inventories are summarized as follows at December 31, 1998:

    Raw materials                                     $  1,669
    Work-in-process                                      1,642
    Finished goods                                       2,253
                                                      --------
    Total inventories at current cost                    5,564
    Less allowance to reduce current cost value
     to LIFO basis                                        (227)
    Less reserve for obsolete inventory                   (221)
                                                      --------
    Total inventories                                 $  5,116
                                                      ========

Inventories determined on the last-in, first-out method were $1,726 at December 31, 1998.

4. Related Party Transactions


The accompanying financial statements include transactions with Allegheny Teledyne as follows at December 31, 1998:

    Net advances from Allegheny Teledyne,
     beginning of the year                            $ 18,082
    Net income                                           6,599
    Net cash transactions with Allegheny Teledyne       (1,147)
                                                      --------
    Net advances from Allegheny Teledyne,
     end of the year                                  $ 23,534
                                                      ========

The Nitrogen Business Unit participates in Allegheny Teledyne's centralized cash management system. Cash receipts in excess of cash requirements are transferred to Allegheny Teledyne. These transactions with Allegheny Teledyne are non-interest bearing and the net advances fluctuate on a daily basis.

The Company's general and administrative expenses include allocated expenses incurred by Allegheny Teledyne on the Company's behalf including costs for finance, legal, tax and human resources functions. The Nitrogen Business Unit also participates in casualty, medical and life insurance programs sponsored by Allegheny Teledyne.



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
         Teledyne Fluid Systems' Nitrogen Business Unit
        Notes to Audited Financial Statements (continued)


5. Income Taxes

The Nitrogen Business Unit is included in the consolidated federal and certain state income tax returns of Allegheny
Teledyne. Any required tax payments were made by Allegheny
Teledyne as part of its consolidated returns. Provision for income taxes was calculated as if the Company had filed separate income tax returns. Provision for income taxes was as follows for the year ended December 31, 1998:

    Current:
     Federal                                          $  1,420
     State                                                 254
     Foreign                                             1,720
                                                      --------
    Total                                                3,394
                                                      --------
    Deferred:
     Federal                                               245
     State                                                  27
                                                      --------
                                                           272
                                                      --------
    Total provision for income taxes                  $  3,666
                                                      ========

Deferred income taxes result from temporary differences in the recognition of income and expense for financial and income tax reporting purposes. Deferred income taxes represent future tax benefits or costs to be recognized when those temporary differences reverse.





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
         Teledyne Fluid Systems' Nitrogen Business Unit
        Notes to Audited Financial Statements (continued)


5. Income Taxes (continued)

The categories of assets and liabilities that have resulted in differences in the timing of the recognition of income and expense were as follows as of December 31, 1998:

    Deferred income tax assets:
     Reserves                                         $    203
     Deferred compensation and other benefit plans         264
     Other                                                  45
                                                      --------
    Total deferred income tax assets                       512
                                                      --------
    Deferred income tax liabilities:
     Basis of property, plant and equipment                205
     Inventory valuation                                   192
     Reserves                                              141
     Other                                                  82
                                                      --------
    Total deferred income tax liabilities                  620
                                                      --------
    Net deferred income tax liabilities               $    108
                                                      ========

6. Pension Plan

Certain Nitrogen Business Unit employees participate in a noncontributory defined benefit plan sponsored by Allegheny Teledyne. Benefits under the defined benefit plan are generally based on years of service and/or final average pay. Allegheny Teledyne funds the pension plan in accordance with the requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended, and the Internal Revenue Code.

Net periodic pension expense allocated to the Nitrogen Business
Unit was $114 for the year ended December 31, 1998.

7. Subsequent Event

On August 30, 1999, Barnes Group Inc. purchased substantially all of the assets of the nitrogen gas springs business of the Teledyne Fluid Systems' Division of Teledyne Industries, Inc. pursuant to an Asset Purchase and Sale Agreement dated as of July 27, 1999 by and between Teledyne Industries, Inc. and Barnes Group Inc. (the "Purchaser").

         Teledyne Fluid Systems' Nitrogen Business Unit
        Notes to Audited Financial Statements (continued)


7. Subsequent Event (continued)

The Purchaser intends to continue the use of such machinery, equipment and other physical property in connection with the operation of such business. The acquired assets also include all of the capital stock of Stromsholmen AB, a Swedish corporation, in Tranas, Sweden that produces and distributes nitrogen gas springs for the metal forming industries. Such stock was acquired by Barnes Sweden Holding Company AB, a wholly owned subsidiary of the Purchaser.



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